KIT digital Completes Previously Announced Divestiture of Content Solutions Business

NEW YORK, NY and PRAGUE, CZECH REPUBLIC--(Marketwire - Jul 2, 2012) - KIT digital, Inc. (NASDAQ: KITD), a leading video management software and services company, today completed the previously announced divestiture of its content solutions business. Netherlands-based Content Solutions International NV bought the business for $18.8 million, comprised of initial cash payments and multi-year earn-out payments and subject to customary conditions.

KIT digital management previously announced its plan to divest noncore assets, including the content solutions business, during the company's Q1 2012 earnings call. Today's sale follows management's previously indicated sharper focus on IP video software solutions and services for tier-one customers.

About KIT digital, Inc.

KIT digital (NASDAQ: KITD) is a leading video management software and services company. The KIT Video Platform, the company's cloud-based video asset management system, enables enterprise, media & entertainment and network operator clients to produce, manage and deliver multiscreen socially-enabled video experiences to audiences wherever they are. KIT digital services nearly 2,500 clients in 50+ countries including some of the world's biggest brands, such as Airbus, The Associated Press, AT&T, BBC, BSkyB, Disney-ABC, Google, HP, Mediaset, MTV, News Corp, RCS Media Group, Sky Deutschland, Sky Italia, Telecom Argentina, Telecom Italia, Telefonica O2, Universal Studios, Verizon, Vodafone and Volkswagen. KIT digital maintains executive offices in New York and its operational headquarters in Prague, Czech Republic, with offices in 21 countries around the world. Visit the company at www.kitd.com or follow on Twitter at www.twitter.com/KITdigital.

Additional Information Regarding the Solicitation and Where to Find It
In connection with KIT digital Inc.'s possible solicitation of proxies, the company intends to file a proxy statement (and related proxy materials) on Schedule 14A with the Securities and Exchange Commission (the "SEC") and furnish to its stockholders its proxy statement (and related proxy materials). INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIT DIGITAL, INC. AND THE SOLICITATION OF PROXIES. The definitive proxy statement (when it becomes available) will be mailed to KIT digital Inc. stockholders. Investors and stockholders may obtain a free copy of all of these documents (when available) and other documents filed by KIT digital Inc. at the SEC's website at www.sec.gov and at the Investor Relations section of the company's website at www.kitd.com. The definitive proxy statement and such other documents may also be obtained for free from KIT digital Inc. by directing such request to KIT digital Inc., Attention: Murray Arenson, 26 W. 17th Street, 2nd Floor, New York, New York 10011, Telephone: +1 646 553 4900.

KIT digital Inc. and its directors, director-nominees and executive officers may be deemed to be participants in the solicitation of proxies from KIT digital Inc.'s stockholders. Information about KIT digital Inc.'s directors, director-nominees and executive officers will be set forth in KIT digital Inc.'s proxy statement on Schedule 14A which the company intends to file with the SEC and furnish to its stockholders.

Important Cautions Regarding Forward-Looking Statements
This press release contains certain "forward-looking statements" related to the businesses of KIT digital, Inc., which can be identified by the use of forward-looking terminology, such as "believes," "estimates," "expects," "intends," "anticipates," "will continue," "projects," "plans" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Such forward-looking statements involve known and unknown risks and uncertainties, including uncertainties relating to product development and commercialization, integration of acquired businesses, the ability to obtain or maintain patent and other proprietary intellectual property protection, market acceptance, future capital requirements, regulatory actions or delays, competition in general and other factors that may cause actual results to be materially different from those described herein. Certain of these risks and uncertainties are or will be described in greater detail in our public filings with the U.S. Securities and Exchange Commission. Except as required by U.S. federal securities laws, KIT digital is not under obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact Information

KIT digital Media Contact:
Daniel Goodfellow
SVP, Global Marketing and Communications
Tel. +1-917-513-6081
Email Contact

KIT digital Investor Contact:
Murray Arenson
SVP, Investor Relations & Corporate Initiatives
Tel. +1-646-553-4900
Email Contact